THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                             MODIFICATION AGREEMENT

     THIS MODIFICATION AGREEMENT, dated as of January 11, 2007, is made by and between In Veritas Medical Diagnostics, Inc., a Colorado corporation (the "Company"), and Longview Fund L.P. ("Longview").

     WHEREAS, on September 7, 2005, the Company and Longview entered into a Securities Purchase Agreement ("Securities Purchase Agreement") pursuant to which the Company issued to Longview a secured convertible debenture which has an outstanding principal amount, plus accrued interest, of $261,300 (the "Old Debenture"); In connection with the Securities Purchase Agreement and contemporaneously therewith, the Company and Longview also entered in an Investor Registration Rights Agreement (the "Registration Rights Agreement"), an Intercreditor Agreement (the "Intercreditor Agreement"), and a Security Agreement (the "Security Agreement"). The Securities Purchase Agreement, Registration Rights Agreement, Security Agreement, Intercreditor Agreement, and Debenture (as defined below) and all other agreements entered into between the Company and Longview in connection therewith are collectively referred to herein as the "Transaction Documents".

     WHEREAS, the Company acknowledges that an event of default has occurred under the Debenture as a result of (i) the Registration Statement not being declared effective within 120 days after filing thereof, and (ii) the Company's breach of its obligations to make payments of principal and interest under the Debenture (collectively, the "Existing Defaults").

     WHEREAS, liquidated damages in an amount of $48,000 have accrued pursuant to the Registration Rights Agreement (the "Liquidated Damages").

     WHEREAS, the Company and Longview wish to provide for the terms and conditions pursuant to which (i) the Old Debenture shall be modified to a new principal amount of $261,300 which is convertible into common stock of the Company at a conversion price of $0.05 per share (the "Modified Debenture"),
(ii) the Company shall pay to Longview lump sum payments in an aggregate amount of $25,000, which shall be applied against the principal amount of the Modified Debenture, and (iii) the Company shall issue to Longview, in consideration of the Liquidated Damages, a debenture in a principal amount of $48,000, which is convertible into common stock of the Company at a conversion price of $0.05 per share (the "Second Debenture");

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

     1. Lump Sum Payments. The Company shall pay Longview an aggregate of $25,000.00 towards the Modified Debenture in two installments of $12,500.00, with the first payment being due and payable no later than February 28, 2007 and the second payment being due and payable on March 30, 2007 (the "Second Payment").

     2. Exchange of Old Debenture for Modified Debenture. The Company and Longview hereby agree that the Old Debenture shall be exchanged for a Modified Debenture in an outstanding principal amount of $261,300, which is convertible into common stock at a conversion price of $0.05 per share. The Modified Debenture and Second Debenture shall be issued simultaneously with the execution of this agreement. The Modified Debenture and Second Debenture are attached hereto as Exhibits A and B, respectively.

     3. Closing. Upon receipt of the Modified Debenture, Longview shall deliver the Old Debenture to the Company.

     4. Company Representations and Warranties and Covenants. The Company represents warrants and covenants to Longview as follows:

     a. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Colorado and has all requisite corporate power and authority to own its properties and carry on its business as now being conducted.

     b. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 500,000,000 shares of common stock, $.001 par value per share, 59,223,457 shares of which are validly issued and outstanding and 50,000,000 shares of preferred stock, $.001 par value per share, 34,343,662 of which are validly issued and outstanding.

     c. Authority; Enforceability. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (a) enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws from time to time in effect affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

     d. Third Party Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by the Company of any of the transactions contemplated hereby.

     e. Common Stock. All shares of the Company's Common Stock to be issued pursuant to this Agreement will be, when issued, free from liens, duly authorized, validly issued, fully paid and non-assessable.

     f. Most Favored Nation Exchange.  From the date hereof until the date three
(3) years after the date hereof, if the Company consummates an equity financing, including an equity-linked financing such as, but not limited to, a convertible notes financing or a unit financing of notes plus warrants (a "Subsequent Financing"), Longview shall have the right to exchange the principal amount of the Modified Debenture and Second Debenture for any of the securities issued in the Subsequent Financing at the Subsequent Financing price. If at any time the Modified Debenture or Second Debenture is outstanding, the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in respect of the Modified Debenture and Second Debenture, without the consent of Longview, then the Conversion Price shall automatically be reduced to such other lower price.

     g. Tacking. The Company represents that the holding period of the Modified Debenture for Rule 144 purposes tacks with the holding period for the Old Debenture. Upon receipt of a valid notice of conversion, the Company shall instruct its legal counsel to render an appropriate legal opinion to the Company's transfer agent.

     h. No Other Representations or Warranties. Except as set forth above in this Section 4, no other representations or warranties, express or implied, are made in this Agreement by the Company to Longview.

     5.  Longview   Representations  and  Warranties  and  Covenants.   Longview
represents, warrants and covenants to the Company as follows:

     a. Investment Representation. Longview acknowledges that the Note is a restricted security, that Longview is acquiring the Note for its own account with the present intention of holding the Note for purposes of investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended and that the Note will bear a legend to such effect. Longview has relied solely on its independent investigation in making the decision to purchase the Note.

     b. Accredited Investor. Longview represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act.

     c. Waiver. In reliance upon the representations, warranties and covenants of the Company contained in this Agreement, and subject to the terms and conditions set forth herein, Longview hereby waives the Existing Defaults and further waives its rights and remedies under the Transaction Documents or applicable law in respect of or arising out of the Existing Defaults, subject to the conditions, amendments and modifications contained herein.

     d. No Other Representations or Warranties. Except as set forth above in this Section 4, no other representations or warranties of any kind, express or implied, are made in this Agreement by Longview to the Company.

     6. Miscellaneous.

     a. Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and shall not be limited or affected by any investigation by or on behalf of any party hereto.

     b. Further Assurances. Each of the Company and Longview will use its, as the case may be, best reasonable efforts to take all action and to do all things necessary, proper or advisable on order to consummate and make effective the transactions contemplated by this Agreement.

     c. Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents, exhibits and instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements, and understandings and communications, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     d. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in New York County.

     e. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

     f. Amendment and Modification. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

           IN VERITAS MEDICAL DIAGNOSTICS, INC.


            By:  /s/ Martin Thorp
                 ----------------
                 Name:     Martin Thorp
                 Title:    Chief Financial Officer



            LONGVIEW FUND, L.P.

            By:   /s/ S. Michael Rudolph
                  -----------------------
                  Name: S. Michael Rudolph
                  Title:   CFO - Investment Advisor